Exhibit 3.36

CERTIFICATE OF MERGER

OF

RLS INCORPORATED

INTO

COOPER LIGHTING, LLC

Pursuant to Sec. 18-209 of the Delaware Limited Liability Company Act, the undersigned surviving limited liability company submits the following Certificate of Merger for filing and certifies that:

FIRST: The name and jurisdiction of formation or organization of each of the limited liability companies or other business entities that are merging is:

Name	Jurisdiction
RLS Incorporated	Delaware
Cooper Lighting, LLC	Delaware

SECOND: A Merger Agreement has been approved and executed by each of the domestic limited liability companies or other business entities which are to merge.

THIRD: The name of the surviving limited liability company is: Cooper Lighting, LLC.

FOURTH: The merger shall become effective on December 31, 2008.

FIFTH: The Merger Agreement is on file at a place of business of the surviving limited liability company which is located at: Cooper Industries, LLC, 600 Travis, Suite 5600, Houston, TX 77002

SIXTH: A copy of the Merger Agreement will be furnished by the surviving limited liability company, on request and without cost, to any member of any domestic limited liability company or any person holding an interest in any other business entity which is to merge.

IN WITNESS WHEREOF, this Certificate of Merger has been duly executed as of the 16th day of December, 2008, and is being filed in accordance with Sec. 18-209 of the Act by an authorized person of the surviving limited liability company in the merger.

COOPER LIGHTING, LLC

By:	/s/ Barbara A. Widra
Barbara A. Widra
Assistant Secretary

CERTIFICATE OF MERGER

OF

IO Lighting, LLC

INTO

Cooper Lighting, Inc.

* * * * * * *

Pursuant to Title 8, Section 264 (c) of the Delaware General Corporation Law and Section 3720 of the Illinois Limited Liability Company Act, the undersigned corporation executed the following Certificate of Merger:

FIRST: The name of the surviving corporation is Cooper Lighting, Inc., a Delaware Corporation, and the names of the limited liability companies being merged into this surviving corporation are:

Name	Jurisdiction
IO Lighting, LLC	Illinois

SECOND: A Merger Agreement has been approved, adopted, certified, executed and acknowledged by the surviving corporation and the merging limited liability company.

THIRD: The name of the surviving corporation is: Cooper Lighting, Inc.

FOURTH: The merger shall become effective on December 31, 2007.

FIFTH: The Merger Agreement is on file at a place of business of the surviving corporation which is located at: Cooper Lighting, Inc., 600 Travis, Suite 5600, Houston, TX 77002.

SIXTH: A copy of the Merger Agreement will be furnished by the corporation on request, without cost, to any stockholder of any constituent corporation or member of any constituent limited liability company.

SEVENTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.

IN WITNESS WHEREOF, said Corporation has caused this Certificate of Merger to be signed by an authorized officer, the 17th day of December, 2007.

COOPER LIGHTING, INC.

By:	/s/John B. Reed
John B. Reed, Vice President

CERTIFICATE OF FORMATION

OF

COOPER LIGHTING, LLC

1.	The name of the limited liability company is Cooper Lighting, LLC.

2.	The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3.	This Certificate of Formation Shall he effective on January 1, 2008.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Formation of Cooper Lighting, LLC this 18th day of December, 2007.

COOPER US, INC., Sole Member

By:	/s/ Barbara A. Widra
Barbara A. Widra, Assistant Secretary
Authorized Person

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A CORPORATION TO A

LIMITED LIABILITY COMPANY PURSUANT TO

SECTION 18-214 OF THE LIMITED LIABILITY ACT

1.	The jurisdiction where the Corporation first formed is the State of Delaware.

2.	The jurisdiction immediately prior to filing this Certificate is the State of Delaware.

3.	The date the Corporation first formed is November 25, 1997.

4.	The name of the Corporation immediately prior to filing this Certificate is Cooper Lighting, Inc.

5.	The Name of the Limited Liability Company as set forth in the Certificate of Formation is Cooper Lighting, LLC.

6.	This Certificate of Conversion shall be effective on January 1, 2008.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the day of 18th December, 2007.

COOPER LIGHTING, INC.

By:	/s/ Barbara A. Widra
Barbara A. Widra
Assistant Secretary

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

REGENT LIGHTING CORPORATION

INTO

COOPER LIGHTING, INC.

* * * * * * *

Cooper Lighting, Inc, a corporation organized and existing under the laws of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That this corporation was incorporated on the 25th day of November, 1997, pursuant to the General Corporation Law of the State of Delaware.

SECOND: That this corporation owns all of the outstanding shares of the stock of Regent Lighting Corporation, a corporation incorporated on the 20th day of July, 1995, pursuant to the General Corporation Law of the State of Delaware.

THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members dated December 7, 2007 as filed with the minutes of the Board, determined to merge into itself said Regent Lighting Corporation:

Plan of Merger with Regent Lighting Corporation

RESOLVED, that Cooper Lighting, Inc., a Delaware corporation and the owner of all of the outstanding shares of Regent Lighting Corporation, which is a business corporation of the State of Delaware (hereinafter referred to as the “Merging Corporation”), hereby merges the Merging Corporation into Cooper Lighting, Inc., pursuant to the provisions of Section 253 of the Delaware General Corporation Law;

RESOLVED, that the separate existence of the Merging Corporation shall cease upon the effective date of the merger pursuant to the provisions of the Delaware General Corporation Law and Cooper Lighting, Inc. shall continue its existence as the surviving corporation pursuant to the provisions of the Delaware General Corporation Law;

RESOLVED, that the Certificate of Incorporation of Cooper Lighting, Inc. is not amended in any respect by this Plan of Merger;

RESOLVED, that the issued shares of the Merging Corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the time the merger takes effect shall be surrendered and extinguished;

RESOLVED, that each share of Cooper Lighting, Inc. outstanding immediately prior to the time the merger takes effect is to be an identical outstanding share of Cooper Lighting, Inc. after the time the merger takes effect;

RESOLVED, that no shares of Cooper Lighting, Inc. and no shares, securities, or obligations convertible into such shares are to be issued or delivered under this Plan of Merger;

RESOLVED, that Cooper Lighting, Inc. shall assume all of the obligations of the Merging Corporation;

RESOLVED, that Cooper Lighting, Inc., as the surviving corporation, agrees to be responsible for the payment of all such fees and franchise taxes as may be due or required of the Merging Corporation;

RESOLVED, that the officers of Cooper Lighting, Inc. be, and each of them hereby is, authorized for and on behalf of the Corporation to prepare, execute and file a Certificate of Ownership and Merger as prescribed by the laws of the State of Delaware;

RESOLVED, that the merger herein provided for shall be effective on December 30, 2007; and

RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized for and on behalf of the Corporation to execute and deliver any and all other documents and instruments, make any and all filings and to take any and all actions as in their judgment may be necessary, desirable or appropriate (their taking of any such action to be conclusive evidence thereof), in order to carry out the intent and purposes of the foregoing resolutions.

IN WITNESS WHEREOF, said Cooper Lighting, Inc. has caused this Certificate to be signed by John B. Reed, its Vice President this 17th day of December, 2007.

COOPER LIGHTING, INC.

By:	/s/ John B. Reed
John B. Reed
Vice President

CERTIFICATE OF MERGER

OF

BORDEN/REAVES INC.

(a California corporation)

AND

COOPER CORELITE, INC.

(a Delaware corporation)

INTO

COOPER LIGHTING, INC.

(a Delaware corporation)

********

The undersigned corporation DOES HEREBY CERTIFY:

FIRST: That the names and states of incorporation of each of the constituent corporations of the merger are as follows:

NAME	STATE OF INCORPORATION
Borden/Reaves Inc.	California
Cooper Corelite, Inc.	Delaware
Cooper Lighting, Inc.	Delaware

SECOND: That a Merger Agreement between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 and 252 of the General Corporation Law of Delaware.

THIRD: That the name of the surviving corporation of the merger is Cooper Lighting, Inc., a Delaware corporation.

FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.

FIFTH: The authorized stock and par value of the non-Delaware corporation is 10,000 shares of common stock, no par value, and 10,000 shares of Series A Preferred shares, no par value.

SIXTH: That the executed Merger Agreement is on file at an office of the surviving corporation, the address of which is: 600 Travis, Suite 5800, Houston, Texas 77002.

SEVENTH: That a copy of the Merger Agreement will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

EIGHTH: That this Certificate of Merger shall be effective December 31, 2006.

IN WITNESS WHEREOF, this Certificate of Merger is hereby signed for and on behalf of Cooper Lighting Inc. by its Vice President, who does hereby acknowledge that said Certificate of Merger is the act and deed of said corporation and who does hereby state under penalties of perjury that the facts stated herein are true and correct.

Dated: December 18, 2006

COOPER LIGHTING, INC.

By:	/s/ James T. Burrell
James T. Burrell, Vice President

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

ATLITE INC.

INTO

COOPER LIGHTING, INC.

*******

Cooper Lighting, Inc, a corporation organized and existing under the laws of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That this corporation was incorporated on the 25th day of November, 1997, pursuant to the General Corporation Law of the State of Delaware.

SECOND: That this corporation owns all of the outstanding shares of the stock of Atlite Inc., a corporation incorporated on the 4th day of December, 1997, pursuant to the General Corporation Law of the State of Delaware.

THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members dated December 8, 2006 as filed with the minutes of the Board, determined to merge into itself said Atlite Inc.:

Plan of Merger with Atlite Inc.

RESOLVED, that Cooper Lighting, Inc., a Delaware corporation and the owner of all of the outstanding shares of Atlite Inc., which is a business corporation of the State of Delaware (hereinafter referred to as the “Merging Corporation”), hereby merges the Merging Corporation into Cooper Lighting, Inc., pursuant to the provisions of Section 253 of the Delaware General Corporation Law;

RESOLVED, that the separate existence of the Merging Corporation shall cease upon the effective date of the merger pursuant to the provisions of the Delaware General Corporation Law and Cooper Lighting, Inc. shall continue its existence as the surviving corporation pursuant to the provisions of the Delaware General Corporation Law;

RESOLVED, that the Certificate of Incorporation of Cooper Lighting, Inc. is not amended in any respect by this Plan of Merger;

RESOLVED, that the issued shares of the Merging Corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the time the merger takes effect shall be surrendered and extinguished;

RESOLVED, that each share of Cooper Lighting, Inc. outstanding immediately prior to the time the merger takes effect is to be an identical outstanding share of Cooper Lighting, Inc. after the time the merger takes effect;

RESOLVED, that no shares of Cooper Lighting, Inc. and no shares, securities, or obligations convertible into such shares are to be issued or delivered under this Plan of Merger;

RESOLVED, that Cooper Lighting, Inc. shall assume all of the obligations of the Merging Corporation;

RESOLVED, that Cooper Lighting, Inc., as the surviving corporation, agrees to be responsible for the payment of all such fees and franchise taxes as may be due or required of the Merging Corporation;

RESOLVED, that the officers of Cooper Lighting, Inc. be, and each of them hereby is, authorized for and on behalf of the Corporation to prepare, execute and file a Certificate of Ownership and Merger as prescribed by the laws of the State of Delaware;

RESOLVED, that the merger herein provided for shall be effective on December 31, 2006; and

RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized for and on behalf of the Corporation to execute and deliver any and all other documents and instruments, make any and all filings and to take any and all actions as in their judgment may be necessary, desirable or appropriate (their taking of any such action to be conclusive evidence thereof), in order to carry out the intent and purposes of the foregoing resolutions.

IN WITNESS WHEREOF, said Cooper Lighting, Inc. has caused this Certificate to be signed by James T. Burrell, its Vice President this 14th day of December, 2006.

COOPER LIGHTING, INC.

By:	/s/ James T. Burrell
James T. Burrell, Vice President

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

NORTH AMERICAN CONSUMER PRODUCTS, INC.

INTO

COOPER LIGHTING, INC.

*******

Cooper Lighting, Inc., a corporation organized and existing under the laws of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That this corporation was incorporated on the 25th day of November, 1997, pursuant to the General Corporation Law of the State of Delaware.

SECOND: That this corporation owns all of the outstanding shares of the stock of North American Consumer Products, Inc., a corporation incorporated on the 9th day of August, 1995, pursuant to the General Corporation Law of the State of Delaware.

THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members dated December 8, 2006 as filed with the minutes of the Board, determined to merge into itself said North American Consumer Products, Inc.:

Plan of Merger with North American Consumer Products, Inc.

RESOLVED, that Cooper Lighting, Inc., a Delaware corporation and the owner of all of the outstanding shares of North American Consumer Products, Inc., which is a business corporation of the State of Delaware (hereinafter referred to as the “Merging Corporation”), hereby merges the Merging Corporation into Cooper Lighting, Inc., pursuant to the provisions of Section 253 of the Delaware General Corporation Law;

RESOLVED, that the separate existence of the Merging Corporation shall cease upon the effective date of the merger pursuant to the provisions of the Delaware General Corporation Law and Cooper Lighting, Inc. shall continue its existence as the surviving corporation pursuant to the provisions of the Delaware General Corporation Law;

RESOLVED, that the Certificate of Incorporation of Cooper Lighting, Inc. is not amended in any respect by this Plan of Merger;

RESOLVED, that the issued shares of the Merging Corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the time the merger takes effect shall be surrendered and extinguished;

RESOLVED, that each share of Cooper Lighting, Inc. outstanding immediately prior to the time the merger takes effect is to be an identical outstanding share of Cooper Lighting, Inc. after the time the merger takes effect

RESOLVED, that no shares of Cooper Lighting, Inc. and no shares, securities, or obligations convertible into arch shares are to be issued or delivered under this Plan of Merges;

RESOLVED, that Cooper Lighting, Inc. shall assume all of the obligations of the Merging Corporation;

RESOLVED, that Cooper Lighting, Inc., as the surviving corporation, agrees to be responsible for the payment of all such fees and franchise taxes as may be due or required of the Merging Corporation;

RESOLVED, that the officers of Cooper lighting Inc. be, and each of them hereby is, authorized for and on behalf of the Corporation to prepare, execute find file a Certificate of Ownership and Merger as prescribed by the laws of the State of Delaware;

RESOLVED, that the merger herein provided for shall be effective at 11:55 pm. on December 30, 2006; and

RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized for and on behalf of the Corporation to execute and deliver any and all other documents and instruments, make any and all filings and to take any and all actions as in their judgment may be necessary, desirable or appropriate (their taking of any such action to be conclusive evidence thereof), in order to carry out the intent and purposes of the foregoing resolutions

IN WITNESS WHEREOF, said Cooper Lighting, Inc. has caused this Certificate to be signed by James T. Burrell, its Vice President this 14th day of December, 2006.

COOPER LIGHTING, INC.

By:	/s/ James T. Burrell
James T. Burrell
Vice President

CERTIFICATE OF OWNERSHIP AND MERGER

of

REGENT MERGERCO, INC.

(a Delaware corporation)

INTO

COOPER LIGHTING, INC.

(a Delaware corporation)

It is hereby certified that:

1.	Cooper Lighting, Inc. (hereinafter referred to as the “Corporation”) is a business corporation of the State of Delaware.

2.	The Corporation is the owner of all of the outstanding shares of common stock of Regent Mergerco, Inc., which is a business corporation of the State of Delaware.

3.	Pursuant to the provisions of Section 253 of the Delaware General Corporation Law, the Corporation hereby merges Regent Mergerco, Inc. with and into the Corporation.

4.	The following is a copy of the resolutions adopted on March 31, 2000, by the Board of Directors of the Corporation to merge the said Regent Mergerco, Inc. with and into the Corporation, with the Corporation being the surviving corporation:

PLAN OF MERGER

RESOLVED, that Cooper Lighting, Inc., a Delaware corporation and the owner of all of the outstanding shares of Regent Mergerco, Inc., which is a business corporation of the State of Delaware (hereinafter referred to as the “Merging Corporation”), hereby merges the Merging Corporation into Cooper Lighting, Inc., pursuant to the provisions of Section 253 of the Delaware General Corporation Law;

RESOLVED, that the separate existence of the Merging Corporation shall cease upon the effective date of the merger pursuant to the provisions of the Delaware General Corporation Law and Cooper Lighting, Inc. shall continue its existence as the surviving corporation pursuant to the provisions of the Delaware General Corporation Law;

RESOLVED, that the Certificate of Incorporation of Cooper Lighting, Inc. is not amended in any respect by this Plan of Merger;

RESOLVED, that the issued shares of the Merging Corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the time the merger takes effect shall be surrendered and extinguished;

RESOLVED, that each share of Cooper Lighting, Inc. outstanding immediately prior to the time the merger takes effect is to be an identical outstanding share of Cooper Lighting, Inc. after the time the merger takes effect;

RESOLVED, that no shares of Cooper Lighting, Inc. and no shares, securities, or obligations convertible into such shares are to be issued or delivered under this Plan of Merger;

RESOLVED, that Cooper Lighting, Inc. shall assume all of the obligations of the Merging Corporation;

RESOLVED, that Cooper Lighting, Inc., as the surviving corporation, agrees to be responsible for the payment of all such fees and franchise taxes as may be due or required of the Merging Corporation;

RESOLVED, that the officers of Cooper Lighting, Inc. be, and each of them hereby is, authorized to execute and deliver any and all other agreements, documents and instruments, make any and all filings and to take any and all actions as in their judgment may be necessary, desirable or appropriate, their taking of any such action to be conclusive evidence thereof, in order to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for; and

RESOLVED, that the merger herein provided for shall be effective 12:01 a.m. on April 1, 2000.

Dated: March 31, 2000

COOPER LIGHTING, INC.

By:	/s/ Randall B. Ammerman
Randall B. Ammerman, Vice President

Attest:

/s/ Terrance V. Helz
Terrance V. Helz, Secretary

STATE OF TEXAS	)
)
COUNTY OF HARRIS	)

BEFORE ME. the undersigned authority, on this 31 day of March, 2000, personally appeared Randall B. Ammerman, Vice President of Cooper Lighting, Inc., a Delaware corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and being by me duly sworn, acknowledged to me that he executed the same in the capacity therein stated, as the act and deed of the said corporation, and that the facts stated therein are true.

/s/ Barbara A, Widra
Notary Public in and for the State of Texas

CERTIFICATE OF INCORPORATION

OF

COOPER LIGHTING, INC.

1. The name of the corporation is Cooper Lighting, Inc.

2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, The name of its registered agent at such address is The Corporation Trust Company.

3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation. Law of Delaware.

4. The total number of shares of stock which the corporation shall have authority to issue is Ten Thousand Shares (10,000); all of such shares shall be without par value.

5. The name and mailing address of each incorporator is as follows:

NAME	MAILING ADDRESS
Barbara A. Widra	600 Travis Street, Suite 5800 Houston, Texas 77002

The name and mailing address of each person, who is to serve as a director until the first annual meeting of the stockholders or until a successor is elected and qualified, is as follows:

NAME	MAILING ADDRESS
D. Bradley McWilliams	600 Travis Street, Suite 5800 Houston, Texas 77002

Ralph E. Jackson, Jr.	600 Travis Street, Suite 5800 Houston, Texas 77002

Diane K. Schumacher	600 Travis Street, Suite 5800 Houston, Texas 77002

6. The corporation is to have perpetual existence.

7. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the bylaws of the corporation.

8. Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

9. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except that the foregoing provisions shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.

THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 25th day of November, 1997.

/s/ Barbara A, Widra
Barbara A, Widra